Exhibit 99.1

Execution Copy

SUBLEASE AGREEMENT

BY AND BETWEEN

CATABASIS PHARMACEUTICALS, Inc.,

a Delaware corporation,

as Sublandlord

and

INZEN THERAPEUTICS, INC.,

a Delaware corporation,

as Subtenant

One Kendall Square, Building #1400, Cambridge, MA

Dated as of September 14, 2018

SUBLEASE AGREEMENT

DEFINED TERMS

Base Rent:	See Section 3.

Rent Commencement Date:	Commencement Date.

Broker:	For Sublandlord: CBRE/New England
For Subtenant: Newmark Knight Frank

Building:	One Kendall Square, Building #1400, Cambridge, MA

Commencement Date:	As set forth in Section 1(a) below.

Effective Date:	September 14, 2018

Expiration Date:	11:59 pm on June 30, 2020

Security Deposit:	$150,000.00.

Master Lease:

That certain Lease Agreement dated December 17, 2010 (“Original Lease”) by and between RB Kendall Fee, LLC (“RB Kendall”), as landlord, and Sublandlord, as tenant, as amended by that certain Commencement Date Agreement dated as of April 15, 2011 (the “Commencement Date Agreement”) by and between RB Kendall, as landlord, and Sublandlord, as tenant, as further amended by that certain First Amendment of Lease dated as of December 21, 2011 (“First Amendment”) by and between RB Kendall, as landlord, and Sublandlord, as tenant, as further amended by that certain Second Amendment of Lease dated as of July 16, 2015 (“Second Amendment”) by and between DWF IV One Kendall, LLC (“DWF”), as successor to RB Kendall, as landlord, and Sublandlord, as tenant, as further amended by that certain Acknowledgement of Second Expansion Premises Commencement Date and Agreement dated as of September 3, 2015 by and between DWF, as landlord, and Sublandlord, as tenant, as further amended by that certain Third Amendment of Lease dated as of November 3, 2016 (“Third Amendment”) by and between DWF, as landlord, and Sublandlord, as tenant, and as further amended by that certain Fourth Amendment of Lease dated as of August 7, 2017 (“Fourth Amendment”) by and between ARE-MA Region No. 59, LLC, a Delaware limited liability company (“Master Landlord”), as successor to DWF, as landlord, and Sublandlord, as tenant. A copy of the Master Lease is attached hereto as Exhibit A.

Master Premises:

Approximately 18,876 rentable square feet, consisting of approximately 14,817 rentable square feet of lab and office space located on the second floor of the Building (“Second Floor Premises”) as shown on the plan attached hereto as Exhibit B, and approximately 4,059 rentable square feet of office space located on the third floor of the Building.

Permitted Uses:	Laboratory, research and development (but excluding a vivarium) and general office use only, subject to the terms and conditions of the Master Lease, and for no other use or purpose whatsoever.

Sublandlord:	Catabasis Pharmaceuticals, Inc., a Delaware corporation.

Sublandlord’s Address for Notices and Payment:	Catabasis Pharmaceuticals, Inc. One Kendall Square, Building #1400, Suite B14202 Cambridge, MA 02139 Attention: Noah Clauser, VP, Finance

Sublease Premises:	The Second Floor Premises.

Sublease Term:	The period commencing on the Commencement Date and expiring on the Expiration Date.

Subtenant:	Inzen Therapeutics, Inc., a Delaware corporation

Subtenant’s Address:	Inzen Therapeutics, Inc.
55 Cambridge Pkwy, STE800E
Cambridge, MA 02142
Attention: Finance

Exhibits:	Exhibit A — Master Lease
Exhibit B — Sublease Premises
Exhibit C — Schedule of Sublandlord Property
Exhibit D — Form of Commencement Date Agreement
Exhibit E — Form of Bill of Sale
Exhibit F — Decommissioning Documents

THIS SUBLEASE AGREEMENT (this “Sublease”) is entered as of the Effective Date by and between Sublandlord and Subtenant on the basis of the following facts, understandings and intentions:

A.                                    Sublandlord presently leases the Master Premises pursuant to the Master Lease.

B.                                    Sublandlord desires to sublease the Sublease Premises to Subtenant and Subtenant desires to sublease the Sublease Premises from Sublandlord on all of the terms, covenants and conditions hereinafter set forth.

C.                                    All of the terms and definitions in the Defined Terms section above are incorporated herein by this reference, and any capitalized terms not defined in the Defined Terms or elsewhere in this Sublease shall have the meanings given to such terms in the Master Lease.

NOW, THEREFORE, IN CONSIDERATION of the Sublease Premises subleased herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

1.              Sublease Premises and Term.

(a)                                 Demise. Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, the Sublease Premises, for the Sublease Term subject to the terms, covenants and conditions set forth herein. The Sublease Term shall commence on the later to occur of (the later of (i) and (ii) being referred to herein as the “Commencement Date”): (i) the date on which Sublandlord receives Master Landlord’s written consent to this Sublease in a form reasonably acceptable to Sublandlord and Subtenant (“Master Landlord’s Consent”) and Sublandlord, Subtenant have executed and delivered the same to Master Landlord, and Master Landlord has executed and delivered the same to Sublandlord and Subtenant; or (ii) the date the Sublease Premises are delivered to Subtenant in broom clean condition, free and clear of all tenants and occupants, and free of all of Sublandlord’s personal property, except as expressly set forth herein (the “Delivery Condition”), it being agreed that Sublandlord shall use commercially reasonable efforts to deliver the Sublease Premises in the Delivery Condition not later than October 1, 2018 (“Target Delivery Date”). Notwithstanding the delivery of the Sublease Premises to Subtenant in the Delivery Condition, Sublessee shall not use or occupy the Sublease Premises prior to the date on which Sublandlord receives Master Landlord’s Consent and Sublandlord and Subtenant have executed and delivered the same to Master Landlord. Subtenant shall promptly execute and deliver the Master Landlord’s Consent to Sublandlord and Master Landlord upon receipt thereof. If for any reason Master Landlord does not execute and deliver the Master Landlord’s Consent within thirty (30) days from the Effective Date, Sublandlord shall have the right, upon written notice to Subtenant, to terminate this Sublease. In no event shall Subtenant enter, perform any work at or occupy the Sublease Premises prior to the Commencement Date. The Sublease Term shall end on the Expiration Date, or on such earlier date upon which said term may expire or be cancelled or terminated pursuant to any of the provisions of this Sublease or the Master Lease. Following the Commencement Date, the parties shall promptly execute and deliver a Commencement Date Agreement in the form attached hereto as Exhibit D. The parties’ failure to execute such Commencement Date Agreement shall in no way affect Subtenant’s obligation to perform under this Sublease. As used herein, “Sublease Premises” shall also include, subject to the terms of the Master Lease, such appurtenant rights to use the common areas of the Building in common with the other tenants and occupants thereof as granted to Sublandlord under the Master

Lease to the extent reasonably required by Subtenant for the use of and access to the Sublease Premises as contemplated hereby. Subtenant covenants that, as a material part of the consideration for this Sublease, it shall keep and perform each and all of such terms, covenants and conditions by it to be kept and performed hereunder, and that this Sublease is made upon the condition of such performance. Subtenant assumes and agrees to perform Sublandlord’s obligations under the Master Lease during the Sublease Term to the extent such obligations are applicable to the Sublease Premises and are not either expressly excluded from incorporation herein or contradicted or modified herein. Subtenant shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease.

(b)                         Acceptance of Sublease Premises. Sublandlord shall deliver the Sublease Premises to Subtenant in the Delivery Condition and otherwise in their “as is” condition, without any agreements, representations, understandings or obligations on the part of Sublandlord to perform any alterations, repairs or improvements, or other work with respect to, or to prepare the Sublease Premises for, Subtenant’s use or occupancy; and Subtenant acknowledges and agrees that any provisions contained in the Master Lease to the contrary, including, without limitation, any provision related to Tenant’s Improvements, Landlord’s Work or any work to be performed by Master Landlord (howsoever characterized or defined), or any allowance or reimbursement of any kind for work performed by Sublandlord, shall be inapplicable to this Sublease and of no force or effect. Without limiting the foregoing, Subtenant’s rights in the Sublease Premises are subject to, and Subtenant agrees to comply with, all applicable Federal, state and local laws, ordinances, rules, regulations, statutes, by-laws, court decisions, and orders and requirements of all public authorities (collectively, “Laws”) governing and regulating the use and occupancy of the Sublease Premises and common areas, and the terms and conditions of the Master Lease. Without limiting the generality of the foregoing, Subtenant acknowledges that neither Sublandlord nor any of Sublandlord’s officers, directors, employees, agents, brokers, contractors or subcontractors (collectively, the “Sublandlord Parties”) has made any representation or warranty as to: (i) the present or future suitability of the Sublease Premises for the conduct of Subtenant’s business; (ii) the condition of the Sublease Premises; (iii) the expenses of operation of the Sublease Premises; (iv) the safety of the Sublease Premises, whether for the use of Subtenant or any other person, including Subtenant’s employees, contractors or agents; (v) the compliance of the Sublease Premises with applicable Laws; or (vi) any other matter or thing affecting or related to the Sublease Premises.

Sublandlord covenants and agrees that so long as there is no Event of Default (as hereinafter defined) hereunder, Sublandlord: (i) shall cause all rent to be paid under the Master Lease as and when due and payable under the Master Lease; (ii) shall observe and perform the other terms, provisions, covenants and conditions of the Master Lease to be observed and performed by Sublandlord, except and to the extent that such terms, provisions, covenants and conditions are assumed by Subtenant hereunder; (iii) shall not voluntarily terminate the Master Lease except pursuant to a right of termination arising out of casualty or condemnation expressly set forth in the Master Lease and shall not amend the Master Lease in a manner adverse to Subtenant in any material respect; (iv) shall not take any action or fail to perform any act that results in a breach or default under the Master Lease to the extent any such failure to perform such act adversely affects the rights of Subtenant under this Sublease, including, without limitation, the right of Subtenant to receive all services, utilities, repairs and restorations to be provided by Master Landlord to Sublandlord under the Master Lease with respect to the Sublease Premises or the ability of Subtenant to seek or obtain the approval or consent of Master Landlord or the right of Subtenant to use and occupy the Sublease Premises for the purposes set forth in this Sublease. Sublandlord shall not be deemed to have made any representation made by Master Landlord in any of the incorporated provisions.

Sublandlord represents and warrants to Subtenant that: (i) Sublandlord has not received any written notice of default under the Master Lease, except for any defaults that Sublandlord has cured and Master Landlord is no longer claiming to exist, and to the actual knowledge, without any investigation, of Sublandlord, Sublandlord is not in default of any of Sublandlord’s obligations under the Master Lease; (ii) Sublandlord has not sent to Master Landlord any written notice stating that Master Landlord is in default of any of Master Landlord’s obligations under the Master Lease, and to the actual knowledge, without any investigation, of Sublandlord, Master Landlord is not in default of any of Master Landlord’s obligations under the Master Lease; (iii) Sublandlord has not received any written notice that any work is required under the Master Lease or by applicable law to be done in the Sublease Premises; and (iv) Sublandlord has not received any written notice of violation of any laws, ordinances, codes, rules, regulations or requirements affecting the Sublease Premises.

Subtenant has inspected the Sublease Premises and become thoroughly acquainted with their condition and agrees that the same are in good and satisfactory condition. Attached hereto as Exhibit F are that certain document entitled “Decommissioning and Hazmat Closure Plan” prepared for Sublandlord and Master Landlord dated May, 2018 and that certain letter dated May 30, 2018 from Safety Partners to Sublandlord (together, the “Decommissioning Documents”). To Sublandlord’s actual knowledge, without independent inquiry or investigation, the Sublease Premises have been decommissioned in accordance with the Decommissioning Documents.

(c)                                  Removal of Personal Property. All articles of personal property, and all business and trade fixtures, machinery and equipment, lines, cabling, cabinet work, furniture and movable partitions, if any, owned, located or installed by Subtenant in the Sublease Premises will be and remain the property of Subtenant and shall be removed by Subtenant, at Subtenant’s expense, at the expiration or sooner termination of this Sublease, provided that Subtenant, at its expense, shall repair any damage to the Sublease Premises caused by such removal.

(d)                                 Holding Over. If Subtenant holds over after the expiration of the Sublease Term or earlier termination of this Sublease, Subtenant will become and be only a tenant at sufferance at a per diem Base Rent equal to two hundred percent (200%) of the Base Rent payable by Sublandlord under the Master Lease immediately prior to such expiration or termination or two hundred percent (200%) of any holdover amounts payable by Sublandlord under the Master Lease (whichever is greater), and otherwise upon the terms, covenants and conditions herein specified. Notwithstanding any provision to the contrary contained herein, (a) Sublandlord expressly reserves the right to require Subtenant to surrender possession of the Sublease Premises upon the expiration of the Sublease Term or upon the earlier termination of this Sublease and the right to assert any remedy at law or in equity to evict Subtenant and/or collect damages in connection with any holding over, and (b) Subtenant will indemnify, defend and hold Sublandlord harmless from and against any and all liabilities, claims, demands, actions, losses, damages (including, without limitation, consequential damages), obligations, costs and expenses, including, without limitation, attorneys’ fees, incurred or suffered by Sublandlord by reason of Subtenant’s failure to surrender the Sublease Premises in the condition required in this Sublease on or before the expiration of the Sublease Term or earlier termination of this Sublease.

(e)                          Use of Sublandlord Property. Contemporaneously with the execution and delivery of this Sublease, Sublandlord shall sell to Subtenant, and Subtenant shall purchase from Sublandlord, for consideration of this Sublease and One Dollar ($1.00) the certain personal property, furniture, lines, machinery and equipment presently located within the Sublease Premises and described on Exhibit C attached hereto and incorporated herein (collectively, the “Sublandlord Property”), and Sublandlord shall execute and deliver to Subtenant a bill of sale for the Sublandlord Property to memorialize such sale in the form of Exhibit E attached hereto and incorporated herein. The Sublandlord Property shall be delivered to Subtenant on the Commencement Date in its then-current “as is, where is, with all faults, if any” condition, without any warranties, express or implied regarding their physical condition, capacity, quality, value, workmanship, operating capability or performance, compliance with applicable Laws, or their fitness or suitability for Subtenant’s purposes. Subtenant acknowledges that Sublandlord is obligated to surrender the Master Premises to Master Landlord free of all personal property upon expiration of the Master Lease. Accordingly, Subtenant agrees that Subtenant shall, at Subtenant’s expense, remove the Sublandlord Property from the Sublease Premises upon the expiration of the Sublease Term and the Subtenant shall repair any damage to the Sublease Premises caused by such removal.

2.              Sublease Subject to Master Lease.

(a)                                 Inclusions. All of the terms, conditions and covenants of the Master Lease are hereby incorporated into this Sublease by reference, except as excluded in Section 2(b) or elsewhere herein. Subtenant shall be subject to, bound by and comply with all of said included terms, conditions and covenants of the Master Lease with respect to the Sublease Premises herein for the benefit of both Sublandlord and Master Landlord, it being understood and agreed that wherever in the Master Lease the word “Premises” appears, for the purposes of this Sublease, the word “Sublease Premises” shall be substituted, that wherever in the Master Lease the word “Tenant” appears, for the purposes of this Sublease, the word “Subtenant” shall be substituted, and wherever the word “Landlord” appears, for the purposes of this Sublease, the word “Sublandlord” shall be substituted; and that upon the breach of any of said terms, conditions or covenants of the Master Lease by Subtenant or upon the continuance of an Event of Default (as defined below) by Subtenant, Sublandlord may exercise any and all rights and remedies granted to Master Landlord by the Master Lease. In the event of any conflict between this Sublease and the Master Lease, the terms of this Sublease shall control, as between Sublandlord and Subtenant. By way of example only, any provisions regarding Rent and Security Deposits shall be governed by this Sublease. It is further understood and agreed that Sublandlord has no duty or obligation to Subtenant whatsoever under the aforesaid Sections of the Master Lease other than to perform the obligations of Sublandlord as tenant under the Master Lease during the Sublease Term. Whenever the provisions of the Master Lease incorporated as provisions of this Sublease require the written consent of Master Landlord, said provisions shall be construed to require the written consent of both Master Landlord and Sublandlord. Subtenant hereby acknowledges that it has read and is familiar with all the terms of the Master Lease and agrees that this Sublease is subordinate and subject to the Master Lease.

(b)                                 Express Exclusions. The terms and provisions of the following Definitions, Sections and Exhibits of the Master Lease are expressly excluded from, and not incorporated into, this Sublease:

(i)                                     Original Lease: Definitions of: Term Commencement Date; Rent Commencement Date; Specified Commencement Date; Termination Date; Yearly Rent/Monthly Payment; Total Rentable Area; Tenant’s Proportionate Common Share; Tenant’s Proportionate Building Share; Broker; Security Deposit; Option to Extend Term; Sections 3.1(a) and 3.1(b); Section 3.2; Section 3.3; Section 4; Section 6; Section 9.6; Section 16; Section 29.3; Section 29.13; Section 29.15; Section 29.16; Section 29.17; Section 29.19; Exhibit 4; Exhibit 5; Exhibit 6.

(ii)                                  Commencement Date Agreement: Definitions of: Rent Commencement Date and Initial Yearly Rent.

(iii)                               First Amendment: Definitions of: Expansion Premises Rent Commencement Date; Section 4; Section 6; Section 7; Section 9; Exhibit 2.

(iv)                              Second Amendment: Section 4; Section 5; Section 6; Section 11.

(v)                                 Third Amendment: Section 2; Section 6; Section 7.

(vi)                              Fourth Amendment: Section 2; Section 6; Section 7.

(c)                                  Time for Notice. Except for the time limits for notice, demands, performance or exercise of rights specified in this Sublease which shall not be altered by this Section 2(c), including without limitation the time frames set forth in Section 10 hereof, the time limits provided for in the Master Lease for the giving of notice, making of demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are amended for the purposes of this Sublease by lengthening or shortening the same in each instance by three (3) days, as appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublandlord or Subtenant, as the case may be, within the time limit relating thereto contained in the Master Lease. If the Master Lease allows only three (3) days or less for Sublandlord to perform any act, or to undertake to perform such act, or to correct any failure relating to the Sublease Premises or this Sublease, then Subtenant shall nevertheless be allowed two (2) days to perform such act, undertake such act and/or correct such failure. In the event of a conflict between the time frame set forth elsewhere in this Sublease and the time frame specified in the Master Lease as modified by this Section 2(c), the time frame set forth elsewhere in this Sublease shall control.

(d)                                 Master Landlord’s Obligations. [It shall be the obligation of Master Landlord (and not Sublandlord) to perform all maintenance and repairs, and to provide all services, to be performed and/or provided by Master Landlord under the terms of the Master Lease and to satisfy all obligations and covenants of Master Landlord made in the Master Lease. Subtenant acknowledges that Sublandlord shall be under no obligation to perform any maintenance or repairs, or to provide any such services or satisfy any such obligations or covenants; provided, however, Sublandlord, upon written notice by Subtenant, shall use reasonable efforts to enforce all obligations of Master Landlord under the Master Lease, without any obligation of Sublandlord to incur any costs or bring any legal action against Master Landlord.

(e)                                  Termination of Master Lease. If the Master Lease terminates prior to the expiration or earlier termination of this Sublease, this Sublease shall concurrently terminate unless Master Landlord and Subtenant agree in writing to deem this Sublease to be a direct lease of the Sublease Premises between Master Landlord and Subtenant; provided that as a condition to such direct lease, Sublandlord shall be released from all liabilities and obligations under this Sublease from and after the date that the Master Lease terminated.

(f)                                   Consent or Approval of Master Landlord. All references in this Sublease (whether in the text itself or by incorporation from the Master Lease) to the consent or approval of Master Landlord or Sublandlord shall mean the prior written consent or approval of Master Landlord or Sublandlord, as the case may be. If any request or demand is made by Master Landlord (whether requiring an act, restraint or payment) directly to Subtenant pursuant to the Master Lease in respect of a corresponding obligation under the Master Lease, then such request or demand shall be honored and performed or adhered to as if the request or demand was made directly by Sublandlord. In all provisions of this Sublease requiring the approval or consent of Sublandlord, Subtenant first shall be required to obtain the approval or consent of Sublandlord and then, if Sublandlord under similar circumstances would be required under the terms of the Master Lease to obtain the like approval or consent of Master Landlord, Sublandlord shall forward to Master Landlord such requests as Subtenant may submit for approval or consent from Master Landlord. In the case of a time-sensitive matter, Subtenant may submit the request for approval or consent simultaneously to Master Landlord and Sublandlord. Whenever, pursuant to this Sublease, Master Landlord or Sublandlord’s consent or approval, or the review or consideration by Master Landlord or Sublandlord of any matter, is permitted, solicited or required prior to or in connection with any activity planned or undertaken on behalf of Subtenant (including, without limitation, Master Landlord’s consent to this Sublease), Subtenant shall reimburse Master Landlord and Sublandlord for all reasonable expenses (including, without limitation, the reasonable fees and disbursements of attorneys and other professional consultants) incurred by Master Landlord and Sublandlord, as the case may be, in connection with such consideration, review, consent or approval. Such reimbursement shall be made by Subtenant within ten (10) days after written demand. Expenses incurred by Sublandlord shall be deemed to include any expenses or fees payable to Master Landlord under the Master Lease. Sublandlord agrees that where Master Landlord’s consent is not to be unreasonably withheld pursuant to the terms of the Master Lease, that such standard shall equally apply to Sublandlord. Sublandlord agrees to not unreasonably withhold its consent to Subtenant’s proposed alterations, provided Master Landlord’s approves the same in writing.

3.                                      Rent.

(a)                                 Base Rent. Commencing on the Rent Commencement Date, Subtenant shall pay Base rent (“Base Rent”) as follows:

Period	Base Rent/sf NNN	Annual Base Rent NNN	Monthly Base Rent NNN

Rent Commencement Date – Expiration Date	$70.00/sf NNN	$1,037,190.00 NNN	$86,432.50 NNN

Subtenant shall pay Base Rent in monthly installments in advance on or before the first day of each and every calendar month during the Sublease Term, without being invoiced; except that Subtenant shall pay to Sublandlord upon Subtenant’s execution of this Sublease, the amount of $86,432.50 in cash representing prepaid Base Rent for the first full month of the Sublease Term. Prepaid rent shall be applied against Subtenant’s first obligation to pay Base Rent hereunder. Subtenant shall also pay Sublandlord the amount of Base Rent for any partial calendar month for the month in which the Rent Commencement Date occurs.

(b)                                 Building Services. To the extent that any Building services (including, without limitation maintenance and janitorial services, heat and air conditioning, etc.) are not provided to the Sublease Premises by Master Landlord under the Master Lease, without charge, Subtenant acknowledges and agrees that obtaining and paying for such services are Subtenant’s sole responsibility and Sublandlord shall have no obligation with respect thereto. Subtenant shall be responsible for the payment of all charges for electric consumption in the Sublease Premises pursuant to the terms set forth in this Sublease and the Master Lease.

(c)                                  Payment of Rent. As used herein, “Rent” shall include Base Rent and all other additional rent, costs, charges and expenses to be paid by Subtenant to Sublandlord pursuant to this Sublease, including, without limitation, the additional amounts set forth below in Sections 3(f) and 3(g). Rent herein reserved or payable shall be paid in lawful money of the United States of America, as and when the same become due and payable, without demand therefor and without any deduction, set-off or abatement whatsoever, except as expressly provided otherwise in this Sublease. Subtenant shall be required to pay any additional rent payable hereunder, notwithstanding any dispute regarding such obligation, unless and until such dispute is finally resolved in favor of Subtenant (or Sublandlord, in any dispute relating to payments made by Sublandlord under the Master Lease). In the event the first day of the Sublease Term shall not be the first day of a calendar month or the last day of the Sublease Term is not the last day of the calendar month, Base Rent and other costs and expenses shall be appropriately prorated based on a thirty (30) day month.

(d)                                 Late Payment Charges and Interest. Any payment of Rent or other amount from Subtenant to Sublandlord or Master Landlord under this Sublease which is not paid on the date due shall accrue interest from the date due until the date paid at a rate equal to the lesser of twelve percent (12%) per year or the maximum rate then permitted by law (the “Default Interest Rate”). If any installment of Rent is not paid promptly on the first of the month, or otherwise when due, Subtenant shall also pay to Sublandlord a late payment charge equal to five percent (5%) of the amount of such delinquent payment of Rent, in addition to the installment of Rent then owing. This Section shall not relieve Subtenant of Subtenant’s obligation to pay any amount owing hereunder at the time and in the manner provided.

(e)                                  Security Deposit. A security deposit in the amount of $150,000.00 (“Security Deposit”) shall be paid to Sublandlord within seven (7) days of the Effective Date in cash or, at Subtenant’s election, in the form of a letter of credit meeting the requirements of this subsection (e).

(i)             If Subtenant elects to deliver the Security Deposit in the form of a letter of credit, then within seven (7) days of the Effective Date, Subtenant shall deliver to Sublandlord a letter of credit (the “Letter of Credit”) satisfying the conditions hereof in the amount of $150,000.00, as security for the faithful performance and observance by Subtenant of the terms, covenants and conditions of this Sublease. Subtenant covenants and agrees to maintain the Letter of Credit in the said amount throughout the Sublease Term. The Letter of Credit shall be in the form of a clean, irrevocable, non-documentary and unconditional letter of credit issued by, drawable upon a commercial bank which is reasonably satisfactory to Sublandlord (the “Issuing Bank”) and shall satisfy the following conditions: (a) name Sublandlord as beneficiary, (b) have a term of not less than one (1) year, (c) permit multiple drawings, and (d) be fully transferable by Sublandlord without the payment of any fees or charges by Sublandlord. If upon any transfer of the Letter of Credit, any fees or charges shall be so imposed, then such fees or charges shall be payable solely by Subtenant and the Letter of Credit shall so specify. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one (1) year each thereafter during the Sublease Term. The Letter of Credit (as extended) shall not expire prior to the date which is sixty (60) days after the Expiration Date (as it may have been extended). If the Issuing Bank does not renew the Letter of Credit upon the expiration thereof, then the Issuing Bank shall send a written notice (a “Non-Renewal Notice”) to Sublandlord by certified mail, return receipt requested not less than sixty (60) days next preceding the then expiration date of the Letter of Credit stating that the Issuing Bank has elected not to renew the Letter of Credit. The Letter of Credit shall be issued pursuant to, and shall be subject in all respects to, the Uniform Customs and Practice for Documentary Credits ISP 98, International Chamber of Commerce Practices Publication No. 590 (1998 Revision).

(ii)          If (a) a Sublease Default occurs under this Sublease, or (b) Sublandlord receives a Non-Renewal Notice, (c) Subtenant files a voluntary petition under any Federal or state bankruptcy or insolvency code, law or proceeding, (d) if a petition under any Federal or state bankruptcy or insolvency code, law or proceeding is filed against Subtenant, (e) Subtenant fails to cause to be delivered to Landlord a replacement Letter of Credit when required pursuant hereto, or (f) less than thirty (30) days exist prior to the expiration of any Letter of Credit held by Sublandlord that has not been replaced pursuant hereto, then Sublandlord shall have the right by sight draft to draw, at its election, all or such portion of the proceeds of the Letter of Credit and thereafter hold, use, apply, or retain the whole or any part of such proceeds, as the case may be, (x) to the extent required for the payment of any Base Rent, additional rent or any other sum as to which Subtenant is in default including (i) any sum which Sublandlord may expend or may be required to expend by reason of such Sublease Default, and/or (ii) any damages to which Sublandlord is entitled pursuant to this Sublease, and/or (y) as a cash security deposit. If Sublandlord applies or retains any part of the proceeds of the Letter of Credit, or cash security, then Subtenant, upon demand, shall cause the Letter of Credit to be amended or deliver an additional Letter of Credit which satisfies the requirements of this Section in the amount so applied or retained such that Sublandlord shall have a Letter of Credit (or Letters of Credit) in the foregoing amount on hand at all times during the Sublease Term (it being understood and agreed that the intent hereof is that at all times Landlord shall have in its possession Security Deposit in the amount of, but not to exceed, $150,000.00). If Subtenant shall comply with all of the terms, covenants and conditions of this Sublease, then the Letter of Credit or then remaining balance of the cash security, as the case may be, shall be returned to Subtenant within sixty (60) day following the last to occur of (x) the Expiration Date, (y) the surrender and yield-up of possession of the Sublease Premises to Sublandlord in the manner required by this Sublease, and (z) the curing of any outstanding Sublease Default.

(iii)      The use, application or retention of the Letter of Credit, or any portion thereof, by Sublandlord shall not prevent Sublandlord from exercising any other right or remedy provided by this Sublease or by any applicable law, it being intended that Sublandlord shall not first be required to proceed against the Letter of Credit, and shall not operate as a limitation on any recovery to which Sublandlord may otherwise be entitled. Subtenant agrees not to interfere in any way with payment to Sublandlord of the proceeds of the Letter of Credit, either prior to or following a “draw” by Sublandlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Subtenant and Sublandlord as to Sublandlord’s right to draw upon the Letter of Credit. No condition or term of this Sublease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Subtenant agrees and acknowledges that (a) the Letter of Credit constitutes a separate and independent contract between Sublandlord and the Issuing Bank, (b) Subtenant is not a third party beneficiary of such contract, (c) Subtenant has no property interest whatsoever in the Letter of Credit or the proceeds thereof, and (d) in the event Subtenant becomes a debtor under any chapter of the Bankruptcy Code, neither Subtenant, any trustee, nor Subtenant’s bankruptcy estate shall have any right to restrict or limit Sublandlord’s claim and/or rights to the Letter of Credit and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise.

(iv)      Within ten (10) days after notice from Sublandlord, Subtenant shall cause to be delivered to Sublandlord a replacement Letter of Credit from an Issuing Bank acceptable to Sublandlord and otherwise satisfying the requirements set forth in this Section in the amount and for a term that is no less than one (1) year (or such shorter period ending at least sixty (60) days after the Expiration Date (as it may have been extended)): (i) no later than thirty (30) days prior to the expiration of any Letter of Credit so that at no time shall the Letter of Credit held by Sublandlord as security under this Sublease have less than thirty (30) days remaining before its expiration, (ii) if the Issuing Bank shall fail to pay any sums under any Letter of Credit after its presentation for any payment thereunder, or (iii) if the Issuing Bank shall at any time fail to satisfy all of the following conditions: (A) the issuer is a domestic bank, (B) the issuer has a Standard & Poor’s rating of “A” or better, and (C) the issuer must have assets of over $50,000,000,000.00. Upon the replacement of any Letter of Credit with an acceptable replacement Letter of Credit in accordance with this subsection, the Letter of Credit being replaced shall be promptly returned to Tenant for cancellation. Subtenant shall pay all fees and expenses in connection with obtaining, delivering, maintaining, amending, renewing, assigning, transferring and/or replacing any Letter of Credit delivered to Sublandlord.

(v)         Any cash security deposit will be held as security for the performance by Subtenant of all obligations on the part of Subtenant to be performed under this Sublease. Upon the occurrence of any Sublease Default, Sublandlord shall have the right from time to time without prejudice to any other remedy Sublandlord may have on account thereof, to use all or any portion of any such cash deposit and to apply the same to Sublandlord’s damages arising from such default on the part of Subtenant under the terms of this Sublease. While Sublandlord holds any cash deposit, Sublandlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Sublandlord’s other funds. The holder of a mortgage on property which includes the Sublease Premises shall never be responsible to Subtenant for the return or application of any such deposit, whether or not it succeeds to the position of Sublandlord hereunder, unless such deposit shall have been received in hand by such holder or ground Sublandlord. If Sublandlord transfers, assigns or conveys Sublandlord’s interest under this Lease, the Security Deposit, or any part thereof not previously applied, may be transferred, assigned or conveyed in connection therewith, and in such event, Subtenant agrees to look solely to such transferee, assignee or grantee for proper application of the Security Deposit in accordance with the terms of this Section, and the return thereof in accordance herewith and upon such transfer, assignment or conveyance, Sublandlord shall have no further obligation or liability hereunder with respect to the Security Deposit.

(f)                                   Taxes.  During the Sublease Term, Subtenant shall pay to Sublandlord, with respect to any Tax Period or portion thereof within the Sublease Term, 78.50% of Tenant’s Tax Share for the Master Premises for such Tax Period or portion thereof (“Taxes”). Estimated payments by Subtenant on account of Taxes shall be made commencing on the Rent Commencement Date, and thereafter on the first day of each and every calendar month during the remaining Sublease Term hereof, and otherwise in the fashion herein provided for the payment of Base Rent. The monthly amount so to be paid to Subtenant shall be determined by Sublandlord in good faith and shall only be in an amount sufficient to provide Sublandlord by the time Taxes payments are due with a sum equal to Subtenant’s required payments, as reasonably estimated by Sublandlord from time to time, on account of Taxes for the then current Tax Period. Promptly after receipt by Sublandlord of bills for such Taxes, Sublandlord shall advise Subtenant of the amount thereof and the computation of Subtenant’s payment on account thereof and shall provide Subtenant with a copy of such Taxes bill to the extent Sublandlord has a copy thereof in order for Subtenant to reasonably verify the amount of such charge. If estimated payments theretofore made by Subtenant for the Tax Period covered by such bills exceed the required payments on account thereof for such year, Sublandlord shall credit the amount of overpayment against subsequent obligations of Subtenant on account of Taxes (or refund such overpayment if the Sublease Term has ended and Subtenant has no further obligation to Sublandlord), but if the required payments on account thereof for such year are greater than estimated payments theretofore made on account thereof for such Tax Period, Subtenant shall make payment to Sublandlord within ten (10) days after being so advised by Sublandlord. All obligations set forth in this Article shall survive the termination or expiration of the Sublease Term.

(g)                                  Operating Expenses.  During the Sublease Term, Subtenant shall pay to Sublandlord, with respect to any Operating Year or portion thereof during the Sublease Term, an amount equal to 78.50% of Sublandlord’s Operating Expense Share for the Master Premises for such Operating Year or portion thereof. Subtenant shall make estimated payments on account of Subtenant’s share of Sublandlord’s Operating Expense Share as reasonably estimated by Sublandlord. Such payments shall be made in the fashion herein provided for the payment of Base Rent. The estimated payments on account of Subtenant’s share of Sublandlord’s Operating Expense Share shall be sufficient to provide Sublandlord, by the end of each year, a sum equal to Subtenant’s required payments for such year. Within a reasonable time after Sublandlord receives Master Landlord’s year-end statement of Sublandlord’s Operating Expense Share for the immediately preceding Operating Year, Sublandlord shall give Subtenant a notice of the amounts actually paid by Sublandlord for such year. If the sum of the estimated monthly payments already made by Subtenant for such preceding Operating Year exceed Subtenant’s actual required payment, as reflected on Sublandlord’s notice, Sublandlord shall credit the amount of overpayment against subsequent obligations of Subtenant with respect to Base Rent, Operating Expenses or Taxes (or refund such overpayment if the Sublease Term has ended and Subtenant has no further obligation to Sublandlord); but if Subtenant’s required payments for such preceding year are greater than the estimated payments (if any) theretofore made on account thereof for such year, Subtenant shall pay to Sublandlord the amount necessary within ten (10) days after receipt of such notice. All obligations set forth herein shall survive the termination or expiration of the Sublease Term.

4.              Use.  The Sublease Premises shall be used for the Permitted Uses only.

5.              Electricity.  The electricity to the Sublease Premises is separately metered or check-metered. Subtenant shall contract directly with the applicable electric service provider and pay all bills and related costs directly to the provider when and as the same become due.

6.              No Assignment or Subletting.  Notwithstanding anything to the contrary set forth herein or the Master Lease, Subtenant shall not permit occupancy of the Sublease Premises by any person or persons other than Subtenant or sell, assign, encumber, sublease or otherwise transfer by operation of law or otherwise (including any change of control of Subtenant, which shall include the assignment, pledge or transfer of greater than 50% of its equity or ownership interests or general partner’s interest) the Sublease Premises or this Sublease without Master Landlord’s and Sublandlord’s prior written consent, which consent of Sublandlord shall not be unreasonably withheld, delayed or conditioned and shall be granted to the extent Master Landlord has approved or consented thereto in writing.

7.              Liens.  Subtenant will keep the Sublease Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by Subtenant. If a lien is filed, Subtenant will discharge the lien or post a bond within seven (7) days after receiving notice thereof.

8.              Insurance.  Prior to entering or occupying the Sublease Premises, Subtenant shall procure and maintain, at its own cost and expense, such liability insurance as is required to be carried by Sublandlord under the Master Lease, naming Sublandlord, as well as Master Landlord and its mortgagees, in the manner required therein (including any other person or entity required by Master Landlord to be named as an additional insureds), and such property insurance as is required to be carried by Sublandlord under the Master Lease to the extent such property insurance pertains to the Sublease Premises. If the Master Lease requires Sublandlord to insure leasehold improvements or alterations, then Subtenant shall insure such leasehold improvements which are located in the Sublease Premises, as well as alterations in the Sublease Premises made by Subtenant. Subtenant shall furnish to Sublandlord and Master Landlord a certificate of Subtenant’s insurance required hereunder prior to Subtenant’s taking possession of the Sublease Premises. Each party hereby waives claims against the other for property damage provided such waiver shall not invalidate the waiving party’s property insurance. Subtenant hereby waives claims against Sublandlord and Master Landlord for property damage to the Sublease Premises or its contents (including the Sublandlord Property) if and to the extent that Sublandlord waives such claims against Master Landlord under the Master Lease. Subtenant agrees to obtain, for the benefit of Sublandlord and Master Landlord, such waivers of subrogation rights from its insurer as are required of Master Landlord under the Master Lease.

9.              Signs.  Subtenant shall not place on any portion of the Sublease Premises any sign, placard, lettering in or on windows, banners, displays or other advertising or communicative material which is visible from the exterior of the Sublease Premises without the prior written approval of Sublandlord, which shall not be unreasonably withheld, and, if required, from Master Landlord in accordance with the Master Lease. Sublandlord shall request that Master Landlord provide Subtenant with building standard signage in the Building directory and on the entrance to the Sublease Premises, at Subtenant’s expense.

10.       Events of Default.  If one or more of the following events (“Sublease Default”) occurs, such occurrence constitutes a breach of this Sublease by Subtenant (such events being in addition to, and superseding to the extent inconsistent with, the Events of Default set forth in the Master Lease):

(a)                                 Subtenant fails to pay when due any Rent due hereunder, and such failure continues for five (5) days following receipt of written notice from Sublandlord;

(b)                                 Subtenant fails to comply with any other provision of this Sublease in the manner and within the time required, and such failure continues for twenty (20) days after written notice thereof from Sublandlord, provided that if such failure cannot be cured within such twenty (20) day period, a Sublease Default shall not be deemed to have occurred so long as (i) Subtenant commences such cure within such twenty (20) day period and diligently pursues such cure to completion, provided that an “Event of Default” (as defined in the Master Lease) is not deemed to have occurred under the Master Lease;

(c)                                  any other event is caused by Subtenant which would constitute an Event of Default under the Master Lease if it had been performed by Sublandlord under the Master Lease; or

(d)                                 the occurrence of an Event of Default under the Master Lease which is the result of any act or omission of Subtenant or any person claiming by, through or under Subtenant or any of their respective employees, subtenants, licensees, agents, contractors and invitees (each, a “Subtenant Party”).

Upon the occurrence of a Sublease Default, Sublandlord shall have, in addition to any other rights and remedies available to it under this Sublease and/or at law and/or in equity, any and all rights and remedies of Master Landlord set forth in the Master Lease as incorporated herein. If Subtenant shall have committed a Sublease Default, then Sublandlord shall have the right, but not the obligation, without waiving or releasing Subtenant from any obligations hereunder, to cure such Sublease Default in such manner and to such extent as Sublandlord shall deem necessary, and in exercising any such right, to pay or incur any reasonable costs and expenses (including, without limitation, attorneys’ fees and costs) required in connection therewith which Subtenant shall pay to Sublandlord upon demand, together with interest thereon at the Default Interest Rate.

11.       Casualty; Eminent Domain.  In the event of a fire or other casualty affecting the Building or the Sublease Premises, or of a taking of all or a part of the Building or Sublease Premises under the power of eminent domain: (i) Sublandlord shall not have any obligation to repair or restore the Sublease Premises or any alterations, improvements or personal property; (ii) Subtenant shall be entitled only to a proportionate abatement of Rent to the extent Sublandlord receives a corresponding abatement of rent under the Master Lease during the time and to the extent the Sublease Premises are unfit for occupancy for the purposes permitted under this Sublease and not occupied by Subtenant as a result thereof.

12.       Miscellaneous.

(a)                                 Authority.  Each person executing this Sublease on behalf of a party hereto represents and warrants that he or she is authorized and empowered to do so and to thereby bind the party on whose behalf he or she is signing.

(b)                                 Brokerage Commissions.  Sublandlord hereby acknowledges that Sublandlord’s Broker represents the Sublandlord exclusively. Subtenant hereby acknowledges that Subtenant’s Broker represents the Subtenant exclusively. Sublandlord shall pay an agreed upon commission to Sublandlord’s Broker and Subtenant’s Broker in accordance with the separate written agreement between Sublandlord and Sublandlord’s Broker. Except for Sublandlord’s Broker and Subtenant’s Broker, each of Subtenant and Sublandlord warrants and represents to the other that it has dealt with no other broker or other person in connection with this sublease transaction other than the other party and its agents and employees. Each of Sublandlord and Subtenant agrees to indemnify, defend and save harmless the other and Master Landlord from any and all costs, expenses, attorneys’ fees, charges or liabilities arising out of any claim by any broker or agent, other than Sublandlord’s Broker or Subtenant’s Broker, as a result of such party’s conversations, correspondence, other dealings or actions in connection with this Sublease.

(c)                                  Captions.  All captions and headings in this Sublease are for the purposes of reference and convenience and shall not limit or expand the provisions of this Sublease.

(d)                                 Counterparts. This Sublease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall comprise but a single instrument.

(e)                                  Entire Agreement.  This Sublease and the applicable portions of the Master Lease contained by reference herein, contain all of the covenants, conditions and agreements between the parties concerning the Sublease Premises, and shall supersede any and all prior correspondence, agreements and understandings concerning the Sublease Premises, both oral and written. No addition or modification of any term or provision of this Sublease shall be effective unless set forth in writing and signed by both Sublandlord and Subtenant.

(f)                                   Notices.  Any notice required or desired to be given regarding this Sublease shall be in writing and may be given in the manner required under the Master Lease.

(g)                                  Governing Law.  This Sublease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(h)                                 Successors and Assigns.  Subject to the provisions of this Sublease relating to Transfers, this Sublease shall be binding upon, and shall insure to the benefit of the parties’ respective representatives, successors and permitted assigns.

(i)                                     Access.  Sublandlord reserves the right to enter the Sublease Premises at reasonable times and upon at least twenty-four (24) hours’ prior written notice or oral notice to Subtenant (except that in case of emergency no notice shall be necessary) in order to inspect the Sublease Premises and/or the performance by Subtenant of the terms of this Sublease or to exercise Sublandlord’s rights or perform Sublandlord’s obligations hereunder or under the Master Lease. Notwithstanding the foregoing, Subtenant shall have the right to have a representative of Subtenant accompany Sublandlord at such times; provided, however, if Subtenant’s representative is not available or does not elect to accompany Sublandlord at the times that Sublandlord has requested access, then such unavailability shall not prohibit or otherwise restrict Sublandlord’s access, and Sublandlord may access the Sublease Premises with or without Subtenant’s representative present.

(j)                                    Time.  Time is of the essence of every provision of this Sublease.

(k)                                 Master Landlord’s Consent.  The effectiveness of this Sublease is conditioned upon receipt of Master Landlord’s Consent and execution and delivery thereof by Master Landlord, Sublandlord and Subtenant. Subtenant shall promptly execute and deliver the Master Landlord’s Consent.

(l)                                     Corporate Representations.  Each of the parties hereto represents to the other that: (1) it is duly organized and in good standing in its jurisdiction of organization and qualified to do business in each of the other jurisdictions in which it operates, including the Commonwealth of Massachusetts; and (2) it has all necessary corporate power and authority to execute this Sublease and enter into its obligations hereunder, and this Sublease is valid, binding and enforceable against such party in accordance with its terms.

(m)                             Parking.  Subtenant shall be entitled to the same parking rights that Sublandlord has under and subject to the terms of the Master Lease.

(n)                                 Limitation of Liability.  In no event shall either party be liable for any indirect, consequential, special or incidental damages, including, without limitation, damages for loss of goodwill, loss of records, loss of experiments or research or the results thereof, or loss of profits, provided that Subtenant confirms and agrees that, notwithstanding the foregoing, Subtenant shall be responsible for consequential damages in a holdover, and provided further that any consequential or indirect damages of Master Landlord for which Sublandlord becomes responsible under the Master Lease due to any breach by Subtenant of the terms of this Sublease shall not be considered “indirect, consequential, special or incidental damages” for the purpose of this Section 12(n), and provided, further, that the foregoing limitation of liability shall not apply to Subtenant’s liability under the last sentence of Section 1(d) above. The terms of this Section 12(n) shall survive the expiration or earlier termination of this Sublease.

[Remainder of page intentionally left blank. Signatures on next following page.]

IN WITNESS WHEREOF, Sublandlord and Subtenant have duly executed this Sublease as of the day and year first above written.

SUBLANDLORD:		SUBTENANT:

CATABASIS PHARMACEUTICALS, INC.		INZEN THERAPEUTICS, INC.

By:	/s/ Jill C. Milne	By:	/s/ Doug Cole
Name:	Jill C. Milne	Name:	Doug Cole
Title:	CEO	Title:	President, Inzen Therapeutics, Inc.

EXHIBIT A

MASTER LEASE

[See attached]

A-1

EXHIBIT B

SUBLEASE PREMISES

[See attached]

B-1

-· CATABASIS PHARMACEUTICALS FLOOR PLAN One KendallSquare 2nd Floor • • Buildin g 1400 • • • •

Exhibit B

CATABASIS PHARMACEUTICALS

FLOOR PLAN
One Kendall Square
Building 1400
2nd Floor

EXHIBIT C

SCHEDULE OF SUBLANDLORD PROPERTY*

1.              Conference Room tables and chairs for three conference rooms (253, 223 and 215)

2.              Kitchen/Café tables, chairs, 2 refrigerators, microwave oven, dishwasher, water cooler/filter (222)

3.              Desks/chairs for all offices (and 2 desk top standing desks and some small filing cabinets) (202, 203, 204, 207, 212, 213, 216, 217, 218, 249, 250, 254, 255)

4.              12 Office cubicles with chairs and filing cabinets for west side open office space (256)

5.              Reception area chairs/table/bench/mini-fridge (201, 206)

6.              Three three-drawer black filing cabinets (approx. 38”h x 38”w x 18”d) (248, 208)

7.              Chairs for east side cubicles (desks built in) (208, 209, 210, 211)

8.              Coat rack for lab coats (230)

9.              Nitrogen generator (247)

10.       Various hoods, lab benches, etc. (236, 237, 238, 242, 243)

*Numbers correspond with areas identified on Exhibit B

EXHIBIT D

FORM OF COMMENCEMENT DATE AGREEMENT

COMMENCEMENT DATE AGREEMENT

THIS COMMENCEMENT DATE AGREEMENT (this “Agreement”) is entered into as of              , 2018 by and between CATABASIS PHARMACEUTICALS, INC. (“Sublandlord”) and INZEN THERAPEUTICS, INC. (“Subtenant”).

W I T N E S S E T H:

1.             This Agreement is made pursuant to Section 1(a) of that certain Sublease dated as of September 14, 2018, between Sublandlord and Subtenant (the “Sublease”).

2.             It is hereby stipulated that the Commencement Date, as defined in the Sublease, is                                 , 2018 and the Sublease Term shall expire at 11:59 P.M. on June 30, 2020, as set forth and provided for in the Sublease.

IN WITNESS WHEREOF, the parties hereto have executed this instrument under seal as of the day and year first above written.

SUBLANDLORD:	SUBTENANT:

CATABASIS PHARMACEUTICALS, INC.	INZEN THERAPEUTICS, INC.

By:	By:
Name:	Name:
Title:	Title:

EXHIBIT E

FORM OF BILL OF SALE

BILL OF SALE

THIS BILL OF SALE, is executed by CATABASIS PHARMACEUTICALS, INC., a Delaware corporation (“Seller”), and INZEN THERAPEUTICS, INC., a Delaware corporation (“Buyer”), effective as the Commencement Date of the Sublease Agreement (the “Sublease”) dated September 14, 2018 by and between Seller, as Sublandlord, and Buyer, as Subtenant (the “Effective Date”).

IN CONSIDERATION of the payment of One Dollar ($1.00), and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers to Buyer all of the assets more particularly described on Exhibit C of the Sublease, incorporated herein by reference and made a part hereof (the “Sublandlord Property”), subject to the following terms and conditions:

1.             BUYER ACKNOWLEDGES THAT BUYER IS ACQUIRING THE SUBLANDLORD PROPERTY “AS IS AND WHERE IS, WITH ALL FAULTS, IF ANY”, IN THE CONDITION THEY ARE IN AS OF THE EFFECTIVE DATE, AND NO WARRANTIES, EXPRESS OR IMPLIED, HAVE BEEN MADE BY SELLER REGARDING THEIR PHYSICAL CONDITION, CAPACITY, QUALITY, VALUE, WORKMANSHIP, OPERATING CAPABILITY OR PERFORMANCE, OR THEIR COMPLIANCE WITH APPLICABLE LAWS, OR THEIR FITNESS OR SUITABILITY FOR BUYER’S PURPOSES. NO WARRANTIES, EXPRESS OR IMPLIED, CONTAINED IN THE UNIFORM COMMERCIAL CODE OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE) SHALL APPLY TO THE SALE OF THE SUBLANDLORD PROPERTY, AND BUYER HEREBY DISCLAIMS AND NEGATES THE RIGHT TO ANY SUCH WARRANTIES.

2.             As of the Effective Date, Seller represents and warrants that: (a) Seller is lawfully possessed of good title to the Sublandlord Property; (b) Seller has the right and authority to convey the Sublandlord Property; and (c) the Sublandlord Property shall be conveyed to Buyer free and clear of all security interests, liens and encumbrances.

3.             Possession of the Sublandlord Property shall be delivered to Buyer on the Effective Date set forth above.

4.             All applicable sales, use, transfer and documentary taxes arising out of the transfer of the Sublandlord Property (but excluding sales taxes applicable to Seller’s period of ownership and income taxes of Seller arising out of the sale) shall be paid by Buyer.

IN WITNESS WHEREOF, this Bill of Sale has been executed in the Commonwealth of Massachusetts, to be effective on the Effective Date first set forth above.

SELLER:	BUYER:

CATABASIS PHARMACEUTICALS, INC.	INZEN THERAPEUTICS, INC.

By:	By:
Name:	Name:
Title:	Title:

EXHIBIT F

Decommissioning Documents

[see attached]